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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 5, 2008
                       [please indicate date first used]

                           BLACKWATER MIDSTREAM CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)


     333-103647                                             26-2590455
(Commission File Number)                       (IRS Employer Identification No.)

                                 4006 HIGHWAY 44
                           GARYVILLE, LOUISIANA 70051
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (985) 535-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.        REGULATION FD DISCLOSURE


         Management of Blackwater New Orleans, LLC, a wholly-owned subsidiary of Blackwater Midstream Corp. (the "Company"), has prepared a presentation for prospective investors, which was first distributed on October 20, 2008. The presentation relates to the proposed acquisition and development of the Westwego, Louisiana storage terminal, which was described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 25, 2008.

         A summary of the material terms of the presentation are as follows:


INTRODUCTION

         Blackwater New Orleans, LLC ("BWNO"), a wholly owned subsidiary of Blackwater Midstream Corporation ("BWMS"), has entered into a definitive Asset Purchase Agreement to acquire NuStar Energy's Westwego, Louisiana liquid storage terminal. The facility consists of 54 bulk storage tanks ranging in size from 4,700 barrels to 102,000 barrels, with a total capacity of 855,000 barrels. The facility is located at mile marker 101.4 on the Mississippi River. The modes of access at the facility include a deep water marine dock, a rail system with capacity to handle up to 35 railcars, and multiple truck loading/unloading stations. The expected closing date for the transaction is December 1, 2008. A Commitment Letter from J.P. Morgan Chase has been secured to finance 50% of the $4.8 million acquisition price in senior debt. BWNO is seeking $3.5 million in exchangeable preferred financing to effect the acquisition and provide working capital to improve operations.

         Midstream terminal assets offer an attractive, low risk opportunity to invest in the chemical and agricultural products sectors without taking commodity price risk. Increased demand for storing agricultural and chemical liquids coupled with a lack of investment for several decades provides an attractive macroeconomic environment for storage in the Southern Louisiana/ Gulf Coast region.

         The site is currently generating approximately $850,000 of EBITDA based on the current owner's 2008 forecast. The current utilization rate at the facility is only 51.2% of capacity. Blackwater New Orleans is projecting an increase in EBITDA to $1,759,000 for 2009 due in large part to management's increasing facility utilization rate to an estimated 64.5%. There are approximately 400,000 barrels of leasable capacity at the facility for 2009.

         In the current environment of scarce storage capacity and availability in the Gulf Coast region, the opportunity exists for Blackwater Midstream to take an under utilized facility and realize substantial growth.

SUMMARY INVESTMENT CONSIDERATIONS

      o Management has a demonstrable, proven track record of having improved underperforming terminal storage assets by increasing capacity utilization and optimizing higher margin product/ customer mix. Mike Suder, CEO, has been backed by Citicorp Venture Capital and One Equity Partners (private equity arm of JP Morgan) in acquiring, improving and selling terminal businesses at substantial profits;


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      o     Management knows the assets well and was able to enter into a negotiated transaction at a reasonable 2.7x multiple of pro forma 2009 EBTIDA, an estimated 49% discount to appraised value and an estimated 65% discount to replacement cost;

      o Management's track record and high credibility in the industry enabled BWNO to access a senior debt commitment from JP Morgan Chase amidst a difficult credit environment;

      o The Company's strategy of acquiring underperforming, smaller, non-core terminal assets serving niche markets offers a combination of internal growth through operational improvement and operating leverage as well as external growth through acquisitions.

DESCRIPTION OF BLACKWATER NEW ORLEANS, LLC - WESTWEGO, LA

         Blackwater New Orleans, LLC has executed an Asset Purchase Agreement for the acquisition of an 855,000 barrel (bbls) storage facility in the Port of New Orleans. o The facility consists of:

      o     26.5 Acres - which includes up to 5 acres of expansion capability.

      o     54 Tanks - ranging in size from 4,700 to 102,000 bbls

      o     Total Facility Capacity - 855,000 bbls

      o     Current Leased Capacity - 352,000 bbls

      o     Current Capacity Available for Lease - 385,000 bbls

      o     14,500 bbls out of service pending Tank API Inspections

      o     104,000 bbls out of service pending tank floor replacements

            o    Revenue $2.342m

            o    Opex $1.493m

      o     2008 Forecasted EBITDA - $849,084

      o The acquisition will be immediately accretive and has attractive attributes for Blackwater New Orleans:

      o     Immediate cash flow and hard assets on the ground within 60 days;

      o Facility is of the right size and location and can be easily assimilated into current management team;

      o Approximately 5 acres of open land at the facility that allows for future expansion;

      o Intermodal infrastructure including three rail sidings with capacity of up to 35 railcars is attractive to customers;



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FINANCIAL PERFORMANCE OF THE ACQUISITION

Current Case:

$4.8 million purchase price on current EBITDA of $849k

Expected case (year 1 - post acquisition):

         Increase financial performance in 2009 by leasing 200k bbls of the open capacity of 385k bbls to estimated pro forma 2009 EBITDA of $1,759,000.

MARKETING STRATEGY

Bulk Liquid Storage:

         The available capacity at the Westwego site will be marketed to specific industries and products that require value added services at a site that is well positioned geographically in their supply chain. The growth will be based on the facility's strengths, which are the size of the tanks, and the modal flexibility available at the site. The existing marine, rail, and truck product handling capabilities will attract the following industries.

      o     Vegetable Oils

      o     Commodity Chemicals

      o     Drilling Fluids

      o     Specialty Chemicals

      o     Molasses Products

Value-added Services/ Package Filling:

An existing 12,000 square foot building at BWNO is not being utilized by the current owner. The availability of this building will allow Blackwater New Orleans, LLC to incorporate drum and package filling services into the marketing plan for the site. The BWNO management team has considerable experience in growing this segment of the third party independent terminal business. The ability to offer additional value added services, such as package filling, can attract a wider array of customers who require a turn-key facility that offers a complete logistics solution.

The Company has entered into a consulting agreement with Martyn Lucas to execute the commercial strategy of developing a drum and package filling business at the newly acquired site.

Mr. Lucas is the former Vice President of Delta Petroleum Company in New Orleans, Louisiana, one of the largest independent chemical and petroleum toll processors and drum fillers in the United States. For 62 years, Delta Petroleum has provided blending, filling, packaging, drumming, warehousing, distribution and logistical services to a roster of blue-chip clients. During his 28 years with Delta Petroleum, Mr. Lucas was responsible for all sales and marketing activities, as well as General Manager for this multi site production company, reporting directly to the President and CEO.


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During Mr. Lucas' tenure, the company constructed a petroleum and chemical blending/packaging complex in Denver, Colorado and a state of the art chemical filling operation in Deer Park, Texas, achieving solid revenue, market and EBITDA profit contributions. In addition, in 1999 Delta Petroleum successfully acquired two leading petroleum and chemical packaging companies, located in Chicago, IL. and Toronto, Canada.

Prior to Delta Petroleum, Mr. Lucas worked for 10 years at British Petroleum, in London, England. Mr. Lucas holds a BSc degree in Mechanical Engineering.

FINANCIAL PROJECTIONS FOR BLACKWATER NEW ORLEANS, LLC
-----------------------------------------------------

TERMINAL DATA:
--------------

      o     Proposed Facility Acquisition: $4,800,000

      o     54 Tanks

      o     855,000 Barrels Capacity

      o     352,400 Barrels Leased Capacity (as of 1/1/09)

      o     14,500 Barrels out of Service (API Inspections due)

      o     104,000 Barrels out of Service (floor replacement needed)

      o     384,800 Barrels Available for Lease

FINANCIAL PROJECTIONS
---------------------

-------------- ------------- --------------- -------------- -------------- -------------- --------------- ---------------
                   2007           2008           2009           2010           2011            2012            2013
                 (actual)      (forecast)    (projection)   (projection)   (projection)    (projection)    (projection)
Revenues         $2,620,941    $2,342,000      $3,625,955     $4,850,733     $5,794,975     $7,888,824      $8,125,489
Opex             $1,900,954    $1,493,559      $1,866,037     $2,305,749     $2,622,214     $3,218,219      $3,249,738
-------------- ------------- --------------- -------------- -------------- -------------- --------------- ---------------
EBITDA           $  719,987    $  849,084      $1,759,918     $2,544,985     $3,172,761     $4,670,606      $4,875,751
-------------- ------------- --------------- -------------- -------------- -------------- --------------- ---------------

TANK UTILIZATION PROJECTIONS
----------------------------

------------------------------ ------------ -------------- ----------------- ---------------- --------------------------
                                 Leased       Available     Out of Service   Total Capacity          Utilization
                                Capacity      Capacity         Capacity
------------------------------ ------------ -------------- ----------------- ---------------- --------------------------
2007:                                   438,400      298,800        118,500           855,700               51.20%
2008 NuStar Forecast:                   438,400      298,800        118,500           855,700               51.20%
2009 projected:                         552,400      184,800        118,500           855,700               64.50%
2010 projected:                         702,400       34,800        118,500           855,700               82.01%
2011 projected:                         806,400       34,800         14,500           855,700               94.20%
2012 projected:                       1,006,400       34,800         14,500         1,055,700               95.30%
2013 projected:                       1,006,400       34,800         14,500         1,055,700               95.30%
------------------------------ ------------ -------------- ----------------- ---------------- --------------------------



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C  CAPITAL PROJECTIONS
----------------------

$600,000 for the reactivation of 4 x 26,000 barrel tanks in 2011.

$7,000,000 for the construction of 200,000 barrels of new capacity on existing land at site in 2012.

ACQUISITION FINANCING
---------------------

         BWNO has received a non-binding proposal from J.P Morgan Chase, N.A. to finance 50% of the $4.8 million dollar acquisition cost.

FACILITY APPRAISAL
------------------

         Blackwater New Orleans contracted with NORAM, LLC to perform an appraisal of the facility. NORAM placed the facility value at $9,443,733 exclusive of the land value for the 26.5 acre site. The appraisal report is available upon request.

SOURCES AND USES
----------------


SOURCES                                          USES
                                 AMOUNT:                               AMOUNT:
J.P. Morgan Chase:           $  2,400,000      Acquisition:         $  4,800,000
Preferred Stock:             $  3,500,000      Bank Reserve:        $    400,000
Common Stock:                $    500,000      Working Capital:     $  1,200,000

BLACKWATER MIDSTREAM MANAGEMENT
-------------------------------

         The management team of Blackwater Midstream has vast experience in developing and expanding independent liquid terminal facilities with a proven track record in building relationships with major petroleum refiners and chemical manufacturers through securing long term contractual commitments for terminal services.

         The management team includes:

         MICHAEL SUDER - CHIEF EXECUTIVE OFFICER OF BLACKWATER MIDSTREAM CORP.
         ---------------------------------------------------------------------

         Mr. Suder is the former president/COO of Delta Terminal Services, Harvey, Louisiana. Part of investment group with Citicorp Venture Capital that purchased the terminal in January 1995 for $20 million. He was responsible for growing the facility from 1.5 million barrels to over 3 million barrels. During his time, the company built over 100 new tanks and new drumming warehouses. EBITDA grew from $4.5 million to $17 million. The business was sold to Kinder Morgan Energy Partners in December 2000 for $118 million. After selling Delta Terminal Services, Mr. Suder became the general manager of Kinder Morgan's lower Mississippi River region. He was responsible for all aspects of the liquid terminals in the region. He held that position from 2001 until 2005. From September 2005 to June 2007, Mr. Suder was the director of new business development for LBC Tank Terminals. He oversaw the growth at their Baton Rouge facility where capacity increased by over 1 million barrels. A One Equity Partners portfolio company, the business was sold to Challenger Financial Services in June of 2007 for $585 million euros. Mr. Suder holds a B.A. degree from George Washington University in Washington, D.C.


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         DALE T. CHATAGNIER - CHIEF OPERATING OFFICER OF BLACKWATER MIDSTREAM
         CORP.

         Mr. Chatagnier's duties include responsibility for all operational, engineering, and construction aspects of Blackwater Midstream's greenfield sites and acquisitions. Prior to joining the company, Mr. Chatagnier was a consultant for North American Terminal Services, serving as vice president of engineering and operations. He previously served as Director of Operations and Engineering for Kinder Morgan Liquid Terminal's 3-million barrel chemical storage facility in New Orleans, LA. Prior to Kinder Morgan, Mr. Chatagnier worked as VP of Facility Development and Engineering with Westway Terminal Co. Mr. Chatagnier holds a Bachelor of Science degree in Mechanical Engineering from the Louisiana State University in Baton Rouge, Louisiana.

         FRANK MARROCCO - CHIEF COMMERCIAL OFFICER OF BLACKWATER MIDSTREAM CORP.

         Mr. Marrocco joins the Blackwater Midstream team as the Chief Commercial Officer in charge of Business Development. He brings over twenty years of senior management experience in the liquids terminal industry. He most recently held the role of Regional Vice President for Kinder Morgan's Northeast Terminals managing over 15 million barrels of petroleum and chemical capacity in the New York/New Jersey Harbor and Philadelphia market. While in the Northeast, Mr. Marrocco oversaw the expansion of over 5.5 million barrels of clean petroleum product capacity including the Kinder Morgan acquisition of ExxonMobil's Staten Island Terminal in 2005. Mr. Marrocco has extensive experience in the New Orleans market from his role as the Vice President-General Manager of Delta Terminal Services in Harvey, LA. At Delta Terminal Services, he led the commercial efforts which allowed the expansion of the facility's capacity by over 1 million barrels by adding numerous Fortune 500 chemical companies to Delta Terminal's portfolio of customers. Mr. Marrocco holds a B.S. degree in Business Management from Thomas Edison State College in Trenton, NJ.

         HERB WHITNEY - VICE CHAIRMAN OF THE BOARD

         Mr. Whitney has over 40 years senior midstream experience. He spent forty years at CITGO Petroleum in positions of increasing general management responsibility. He is the former President of CITGO Pipeline Company, Chairman of the Board of Colonial Pipeline Company, and throughout his career was General Manager of five CITGO divisions: Marine Transportation and Logistics; Supply Planning and Administration; Product Supply, Distribution, Trading, and Commercial/Aviation Sales; Operations and Crude Oil Supply; and International Feedstocks and Logistics. Mr. Whitney holds a B.S. in Civil Engineering from Kansas State University.



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ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

    Exhibits

     None.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 5, 2008                     BLACKWATER MIDSTREAM CORP.


                                             By: /s/ Donald St. Pierre
                                                 -------------------------------
                                                 Donald St.Pierre
                                                 Chief Financial Officer